The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated January 19, 2012

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Capital Growth, Sentinel Growth Leaders and

Sentinel Sustainable Growth Opportunities Funds

Retirement of Elizabeth R. Bramwell, CFA, Lead Portfolio Manager, Effective March 31, 2012

Elizabeth R. Bramwell, CFA, Senior Vice President with Sentinel Asset Management, Inc. (“Sentinel”) and lead portfolio manager of the Sentinel Capital Growth, Sentinel Growth Leaders and Sentinel Sustainable Growth Opportunities Funds (collectively, the “Funds”), will retire from Sentinel on March 31, 2012.  After March 31, 2012, she will no longer manage the Funds.  After March 31, 2012, the Funds will be managed by Kelli K. Hill, Vice President of Sentinel.  Ms. Hill currently serves as co-portfolio manager of the Funds with Ms. Bramwell.